June 9, 1997



To Our Stockholders:

      We are pleased to invite you to attend the Annual Meeting of Stockholders ("Meeting") of Westwood Financial Corporation ("Company") to be held at the Westwood Financial Corporation office at 700-88 Broadway, Westwood, New Jersey on Tuesday, July 15, 1997, at 4:00 p.m.

      The enclosed Notice of Annual Meeting and Proxy Statement describe the formal business to be transacted at the Meeting. During the Meeting we will also report on the operations of the Company. Directors and officers of the Company, as well as a representative of our independent auditors, RD Hunter & Company LLP are expected to be present to respond to any questions that stockholders may have.

      At the Annual Meeting, stockholders will be requested to vote on the election of two directors of the Company, ratify the 1997 Directors Stock Option Plan, and ratify the appointment of RD Hunter & Company LLP as auditors for the Company's 1998 fiscal year.

      Additional information concerning these items is included in the accompanying Notice of Annual Meeting and Proxy Statement. The Board of Directors of the Company has determined that the matters to be considered at the Annual Meeting are in the best interest of the Company and its stockholders. For the reasons set forth in the Proxy Statement, the Board of Directors unanimously recommends a vote "FOR" each matter to be considered.

      Also   enclosed  for  your   reference  is  the  1997  Annual   Report  to
Stockholders, which contains detailed information concerning the activities and operating performance of the Company.

      Your vote as a stockholder is important, regardless of the number of shares you own. ON BEHALF OF THE BOARD OF DIRECTORS, WE URGE YOU TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE, EVEN IF YOU CURRENTLY PLAN TO ATTEND THE MEETING. This will not prevent you from voting in person but will assure that your vote is counted if you are unable to attend the Meeting.

                                          Sincerely,

                                          /s/ William J. Woods
                                          William J. Woods
                                          Chairman

                         WESTWOOD FINANCIAL CORPORATION
                                 700-88 BROADWAY
                           WESTWOOD, NEW JERSEY 07675
                                 (201) 666-5002

--------------------------------------------------------------------------------
                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                           TO BE HELD ON JULY 15, 1997
--------------------------------------------------------------------------------

      NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders ("Meeting") of Westwood Financial Corporation ("Westwood" or the "Company"), will be held at the Westwood Financial Corporation office, 700-88 Broadway, Westwood, New Jersey on Tuesday, July 15, 1997, at 4:00 p.m. The Meeting is for the purpose of considering and acting upon the following:

      1. The election of two directors of the Company;

      2. The ratification of the Company's 1997 Directors Stock Option Plan;

      3. The ratification of the appointment of RD Hunter & Company LLP as auditor for the Company for the fiscal year ending March 31, 1998; and

      4. The transaction of such other business as may properly come before the Meeting or any adjournments thereof.

      NOTE: The Board of Directors is not aware of any other business to come before the Meeting,

      Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Pursuant to the Bylaws, the Board of Directors has fixed the close of business on May 28, 1997, as the record date for determination of the stockholders entitled to vote at the Meeting and any adjournments thereof.

      You are requested to complete and to sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The proxy will not be used if you attend and vote at the Meeting in person.
      EACH STOCKHOLDER, WHETHER HE OR SHE PLANS TO ATTEND THE MEETING, IS REQUESTED TO SIGN, DATE AND RETURN THE ENCLOSED PROXY CARD WITHOUT DELAY IN THE ENCLOSED POSTAGE-PAID ENVELOPE. ANY PROXY GIVEN BY THE STOCKHOLDER MAY BE REVOKED BY FILING WITH THE SECRETARY OF THE SAVINGS BANK A WRITTEN REVOCATION OR A DULY EXECUTED PROXY BEARING A LATER DATE. ANY STOCKHOLDER PRESENT AT THE MEETING MAY REVOKE HIS OR HER PROXY AND VOTE PERSONALLY ON EACH MATTER BROUGHT BEFORE THE MEETING. HOWEVER, IF YOU ARE A STOCKHOLDER WHOSE SHARES ARE NOT REGISTERED IN YOUR OWN NAME, YOU WILL NEED ADDITIONAL DOCUMENTATION FROM YOUR RECORD HOLDER TO VOTE PERSONALLY AT THE MEETING.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          /s/ Joanne Miller
                                          JOANNE MILLER, SECRETARY
Westwood, New Jersey
June 9, 1997
IMPORTANT: PLEASE FILL IN, DATE, SIGN AND RETURN PROMPTLY THE ENCLOSED PROXY. AN ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.

--------------------------------------------------------------------------------
                                 PROXY STATEMENT
--------------------------------------------------------------------------------
                        WESTWOOD FINANCIAL CORPORATION
                                700-88 BROADWAY
                          WESTWOOD, NEW JERSEY  07675
                                (201) 666-5002

--------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 15, 1997
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                    General
--------------------------------------------------------------------------------

      This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Directors of Westwood Financial Corporation (hereinafter called "Westwood" or "Company") to be used at the Annual Meeting of Stockholders of the Company (hereinafter called the "Meeting") which will be held at Westwood's office at 700-88 Broadway, Westwood, New Jersey, on Tuesday, July 15, 1997, at 4:00 p.m. The accompanying Notice of Meeting and this Proxy Statement are being first mailed to stockholders on or about June 9, 1997. The Company first issued its Common Stock effective June 6, 1996 and is the parent company of the Westwood Savings Bank (the "Bank").

      At the Meeting, stockholders will consider and vote upon (i) the election of two directors, (ii) the ratification of the 1997 Directors Stock Option Plan, and (iii) the ratification of the independent auditor.

--------------------------------------------------------------------------------
                            Revocability of Proxies
--------------------------------------------------------------------------------

      Stockholders who execute proxies retain the right to revoke them at any time. Unless so revoked, the shares represented by such proxies will be voted at the Meeting and all adjournments thereof. Proxies may be revoked by written notice delivered in person or mailed to the Secretary of the Company at the address of the Company shown above or by the filing of a later-dated proxy prior to a vote being taken on a particular proposal at the Meeting. A proxy will not be voted if a stockholder attends the Meeting and votes in person. Proxies solicited by the Board of Directors of the Company will be voted in accordance with the directions given therein. Where no instructions are indicated, signed proxies will be voted for the nominees for directors set forth below, and in favor of each of the other proposals set forth in this Proxy Statement for consideration at the Meeting or any adjournment thereof.

--------------------------------------------------------------------------------
                Voting Securities and Principal Holders Thereof
--------------------------------------------------------------------------------

      Stockholders of record as of the close of business on May 28, 1997 (the "Voting Record Date"), are entitled to one vote for each share then held. As of May 28, 1997, the Company had 645,241 shares of Common Stock issued, outstanding, and eligible to vote.

      As provided in the Certificate of Incorporation of the Company, in no event shall any record owner of any outstanding Common Stock which is beneficially owned, directly or indirectly, by a person who beneficially owns in excess of 10% of the then outstanding shares of Common Stock (the "Limit") be entitled or permitted to any vote with respect to the shares held in excess of the Limit. In addition, for a period of five years from the completion of the conversion of the Bank from mutual to stock form, no person shall directly or indirectly offer to acquire or acquire the beneficial ownership of more than 10% of the outstanding shares of Common Stock. Beneficial ownership is determined pursuant to

Rule 13d-3 of the General Rules and Regulations promulgated pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and includes shares beneficially owned by such person or any of his or her affiliates (as defined in the Certificate of Incorporation), shares which such person or his or her affiliates have the right to acquire upon the exercise of conversion rights or options and shares as to which such person and his or her affiliates have or share investment or voting power, but shall not include shares beneficially owned by any employee stock ownership or similar plan of the issuer or any subsidiary.

      The presence in person or by proxy of at least a majority of the outstanding shares of Common Stock entitled to vote is necessary to constitute a quorum at the Meeting. With respect to any matter, any shares for which a broker indicates on the proxy that it does not have discretionary authority as to such shares to vote on such matter (the "Broker Non-Votes") will be considered present for purposes of determining whether a quorum is present. In the event there are not sufficient votes for a quorum or to ratify any proposals at the time of the Meeting, the Meeting may be adjourned in order to permit the further solicitation of proxies.

      As to the election of directors (Proposal I), the proxy card being provided by the Board enables a stockholder to vote for the election of the nominees proposed by the Board, or to withhold authority to vote for one or more of the nominees being proposed. Under New Jersey law and the Company's Certificate of Incorporation and Bylaws, directors are elected by a plurality of votes cast, without respect to either (i) Broker Non-votes, or (ii) proxies as to which authority to vote for one or more of the nominees being proposed is withheld.

      As to the  ratification  of the 1997 Directors Stock Option Plan (Proposal
II), the proxy card being provided by the Board enables a stockholder to (i) vote "FOR" the proposal, (ii) vote "AGAINST" the proposal or (iii) "ABSTAIN" from voting on the item. Unless otherwise required by law, the ratification of the 1997 Stock Option Plan shall be determined by a majority of the votes present at the Meeting, in person or by proxy, and entitled to vote without regard to Broker Non-Votes. Proxies marked "Abstain" will have the effect of a vote "Against" the matter.

      As to the ratification of auditors (Proposal III) and all other matters that may properly come before the Meeting, by checking the appropriate box, a stockholder may; (i) vote "FOR" the item, or (ii) vote "AGAINST" the item, or
(iii) "ABSTAIN" with respect to the item. Under the Company's Certificate of Incorporation and Bylaws, unless otherwise required by law, all other matters shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) Broker Non-votes, or (b) proxies marked "ABSTAIN" as to that matter.

      Persons and groups owning in excess of five percent of the Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC") regarding such ownership pursuant to the Securities Exchange Act of 1934. The following table sets forth, as of May 28, 1997, the shares of Common Stock beneficially owned by all executive officers and directors as a group and by each person who was the beneficial owner of more than five percent of the Westwood Financial Corporation's outstanding shares of Common Stock on May 28, 1997, based solely upon information supplied to the Company by the Company's stock transfer agent and the filings required pursuant to the Securities Exchange Act of 1934.


Name and Address                        Amount and Nature of       Percent of Shares of
of Beneficial Owner                    Beneficial Ownership(1)    Common Stock Outstanding
-------------------                    -----------------------    ------------------------

All Executive Officers and Directors
 as a Group (7 persons)                      123,766(2)                   19.18(2)

------------------------
(1) Includes all shares of Common Stock held directly as well as by spouses and minor children, in trust and other indirect ownership, over which shares the named individuals effectively exercise sole or shared voting and investment power. Includes shares awarded under the Company's 1993 Management Stock Bonus Plans over which shares the recipient individuals exercise sole or shared voting rights.
(2) Includes a total of 33,214 options to purchase Common Stock granted to directors and executive officers pursuant to the 1993 Stock Option Plans that are exercisable within 60 days.

--------------------------------------------------------------------------------
            INTEREST OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON
--------------------------------------------------------------------------------

      Directors of the Company have an interest in certain matters being presented for stockholder ratification. Directors of the Company have been granted stock options pursuant to the 1997 Directors Stock Option Plan subject to ratification of the Plan by the stockholders of the Company. The ratification of the 1997 Directors Stock Option Plan is being presented as "Proposal II - Ratification of the 1997 Directors Stock Option Plan." See "Proposal I - Election of Directors" for information regarding the voting control of shares of Common Stock held by executive officers and directors.

--------------------------------------------------------------------------------
                    FILING OF BENEFICIAL OWNERSHIP REPORTS
--------------------------------------------------------------------------------

      The Common Stock of the Company is registered pursuant to Section 12(g) of the Securities Exchange Act of 1934 ("Exchange Act"). The executive officers and directors of the Company and beneficial owners of greater than 10% of the Company's Common Stock ("10% beneficial owners") are required to file reports on Forms 3, 4 and 5 with the Securities and Exchange Commission (the "SEC") disclosing changes in beneficial ownership of the Common Stock. Based on the Company's review of such ownership reports, none of the executive officers, directors or 10% beneficial owners of the Company failed to timely file such ownership reports on a timely basis during the fiscal year ended March 31, 1997.

--------------------------------------------------------------------------------
                      PROPOSAL I -- ELECTION OF DIRECTORS
--------------------------------------------------------------------------------

      The Company currently has six directors serving on its Board. The Company's Bylaws provide that Directors are to be elected for terms of three years, approximately one-third of whom are to be elected annually. Two directors will be elected at the Annual Meeting to serve for a three-year period.

      William J. Woods and Harry Randall, Jr. have been nominated by the Board of Directors to serve as directors for terms of three years. Mr. Woods currently serves as a member of the Board. It is intended that the persons named in the proxies solicited by the Board will vote for the election of the named nominees. Election of the nominees as directors requires the affirmative vote of a majority of the votes actually cast at the Meeting. The Company's Certificate of Incorporation prohibits stockholders of the Company from cumulating their votes for the election of directors.

      If any nominee is unable to serve, the shares represented by all valid proxies will be voted for the election of such substitute as the Board of Directors may recommend or the Board of Directors may amend the Bylaws and reduce the size of the Board. At this time, the Board knows of no reason why any nominee might be unavailable to serve.

      The following table sets forth for each nominee and each director continuing in office his or her name, age (as of March 31, 1997), the year he or she first became a director of the Company or the Bank, the year in which his or her current term will expire and the number of shares and percentage of the Company's Common Stock beneficially owned. Each director of the Company is also a member of the Board of Directors of the Bank.


                                                       SHARES OF
                           YEAR FIRST                    COMMON         PERCENT OF
                            ELECTED      CURRENT         STOCK         TOTAL CLASS
                               OR          TERM       BENEFICIALLY     OUTSTANDING
NAME               AGE     APPOINTED     EXPIRES     OWNED(1)(2)(3)        (4)
----               ---     ---------     -------     --------------        ---

                     BOARD NOMINEES FOR TERMS TO EXPIRE IN 2000

William J. Woods(5) 79        1974         1997        31,255 (6)(7)           4.78%

Harry Randall, Jr.  70        N/A          N/A            7,085 (10)           1.01%

                           DIRECTORS CONTINUING IN OFFICE

Sidney J. Hagan     78        1966         1998        13,687 (7)(8)           2.11%

William J. Durgin   78        1968         1998        16,965 (7)(8)           2.61%

Joanne Miller(5)    43        1993         1999        18,896 (7)(9)           2.90%

John M. Caruso      51        1988         1999        18,599 (7)(8)           2.87%


-----------------
(1) Unless otherwise noted, all shares are owned directly by the named individual or by their spouses and minor children, over which shares the named individuals effectively exercise sole voting and investment power.
(2)   As of May 28, 1997.
(3) Includes shares of Common Stock which have been awarded under the Westwood Savings Bank Stock Bonus Plans. (4) The total number of shares of Common Stock outstanding as of the Voting Record Date is 645,241.
(5)   Joanne Miller is the daughter of William J. Woods.
(6) Includes 8,929 options awarded to Mr. Woods that are exercisable within 60 days.
(7) Excludes 10,000 options awarded to Mr. Woods and Ms. Miller and 600 options awarded to each non-employee director under the 1997 Directors Stock Option Plan which are not exercisable prior to stockholder ratification of the 1997 Directors Stock Option Plan. See "Proposal II - Ratification of the 1997 Directors Stock Option Plan.

(8) Includes 3,921 stock options that were awarded to the director and are exercisable within 60 days.
(9) Includes 7,294 options awarded to Ms. Miller that are exercisable within 60 days.
(10) Includes award of options to purchase 600 shares of Common Stock anticipated to be granted upon election as a director.

      The principal occupation during the past five years of each director and nominee is set forth below. All directors and nominees have held their present positions for five years unless otherwise stated.

      William J. Woods has been a member of the Board of Directors of the Bank since 1974 and Chairman of the Company since its formation in December 1995. Mr. Woods became President and Chief Executive Officer of the Bank in 1977 and Chairman of the Board of the Bank in 1988. Mr. Woods is a member and past Chairman of the Board of Pascack Valley Hospital and member of the Board of Directors of Westwood Senior Housing Corp., both non-profit organizations in Westwood, New Jersey.

      Harry Randall, Jr. is a partner in the law firm of Randall, Randall & Stevens. He serves as General Counsel to the Bank and the Company.

      Sidney J. Hagan has served as a director of the Bank since 1966 and has been a director of the Company since its formation in December 1995. He is a retired construction official for the Borough of Westwood. Mr. Hagan is also a member of the Westwood Fire Department.

      William J. Durgin has been a member of the Board of Directors of the Bank since 1968 and has been a director of the Company since its formation in December 1995. Mr. Durgin has also been with the New York Life Insurance Company for 52 years and is a member of the Westwood Democratic Committee, Fire Department and Courthouse Square Club.

      Joanne Miller has been the President of the Bank since 1996, and has been employed by the Bank since 1984. Prior to 1996, she had been Senior Vice President of the Bank from 1989 to 1996. She was elected to the Board of Directors of the Bank in February, 1993. Ms. Miller has been a director of the Company since its formation in December 1995.

      John M. Caruso has been a director of the Bank since 1988 and a director of the Company since its formation in December 1995. Mr. Caruso is the owner of Caruso Associates, a home restoration and repair company.

      Paul F. Becker has been a director of the Bank since 1977 and a director of the Company since its formation in December 1995. Mr. Becker's term as a director of the Board of the Company will expire in July, 1997. It is anticipated that at that time, Mr. Becker will be appointed an Emeritus Director of the Bank and the Company for a term of one-year, subject to reappointment thereafter. Mr. Becker was the President and majority stockholder of Becker Funeral Home in Westwood, New Jersey for thirty-eight years until 1990. He is presently a consultant to Quinn Funeral Service. He is currently a Charter Member of Westwood Parking Authority and a retired Westwood Councilman. Mr. Becker is also the Chairman of the Building Committee for the Borough of Westwood.

--------------------------------------------------------------------------------
               Meetings and Committees of the Board of Directors
--------------------------------------------------------------------------------

      The business of the Company's Board of Directors is conducted through meetings of the Board of Directors and its committees. During the fiscal year ended March 31, 1997, the Board of Directors held 12 regular meetings and 6 special meetings. No director attended fewer than 75% of the total meetings of the Board of Directors of the Company and committees on which such director served.

      The Salary (Compensation) Committee of the Company consists of Directors Durgin (Chairman), Caruso and Hagan. The Salary Committee meets in such capacity periodically to review the performance of Westwood's officers and employees, and to determine compensation programs and adjustments. The Salary Committee met one time during fiscal 1997 to consider compensation matters.

      The Examination (Audit) Committee of the Company consists of Directors Caruso (Chairman), Becker, Durgin and Hagan. This committee is responsible for developing the Company's audit program and monitoring it. This committee meets with the Company's outside auditors to discuss the results of the annual audit and any related matters. The members of the committee also receive and review all the reports and findings and other information presented to them by the Company's officers regarding financial reporting policies and practices. The Examination Committee met one time in fiscal 1997.

      The Company's Board of Directors serves as a nominating committee to fill vacancies on the Board. The Board of Directors met one time in its capacity as the nominating committee during the 1997 fiscal year.

--------------------------------------------------------------------------------
                      Director and Executive Compensation
--------------------------------------------------------------------------------

Directors' Compensation

      Non-employee members of Board of Directors of the Company received fees of $6,000 per year, payable in installments of $1,500 at the first meeting in January, April, July and October. Non-employee members of the Board were paid $100 for each special meeting attended during fiscal 1997. Westwood paid a total of $24,000 in directors' and committee fees for the fiscal year ended March 31, 1997. Directors serving as of December 9, 1993, received awards of stock options and restricted stock in accordance with the stock benefit plans of the Bank. Directors shall receive stock options in accordance with the 1997 Directors Stock Option Plan, subject to stockholder ratification. (See "Proposal II Ratification of the 1997 Directors Stock Option Plan.")

Executive Compensation

      Summary Compensation Table. The following table sets forth for the fiscal years ended March 31, 1997, 1996, and 1995, certain information as to the total remuneration received by the chief executive officer of the Company who served in these capacities during such period. No executive officer of the Company received cash compensation in excess of $100,000 during the 1997 fiscal year.



                 Annual Compensation(1)
----------------------------------------------------                Long Term Compensation
                                                      --------------------------------------------------
                                                                  Awards
                                                        Restricted      Securities
Name and Principal     Fiscal                             Stock          Underlying         All Other
Position                Year       Salary      Bonus   Award(s)(1)      Options(#)(2)   Compensation(3)
------------------     ------     --------    -------  -----------      -------------   ----------------
William J. Woods        1997      $80,186    $   --      $   --               --             $ 877
Chairman, President     1996       80,186        --       9,024            2,768               708
  and CEO               1995       80,186        --          --               --               643

------------------------
(1) Represents 564 shares of Common Stock awarded to Mr. Woods based upon the market price of $13.25 per share at the time of such award under the Westwood Savings Bank Stock Bonus Plans. Such shares became non-forfeitable as of December 12, 1996, at which time the market price of such shares was $16.00.
(2) These options are exercisable at $8.11 per share and have an aggregate value of $31,527.52, based upon the average of the closing bid and ask price of the Common Stock on June 6, 1997 of $19.50 per share.
(3) Includes company contributions to the 401(k) Plan first implemented in 1995.

Long Term Incentive Plans

      The Company does not presently sponsor any long-term incentive plans nor did it make any awards or payouts to Mr. Woods under such plans during the fiscal year ended March 31, 1997.

Other Benefits

      Insurance. Full-time employees of the Company are provided, at no expense to them, with group plan insurance that covers hospitalization, major medical, dental, vision, long term disability and life insurance. This insurance is available generally and on the same basis to all full-time employees after completion of minimum of 30 days of employment.

      401(k) Profit Sharing Plan. The Company sponsors a tax-qualified defined contribution profit sharing plan, ("401(k) Plan"), for the benefit of its employees. Under the 401(k) Plan, employees may voluntarily elect to defer up to 15% of compensation, not to exceed applicable limits under the Internal Revenue Code of 1986, as amended (the "Code") (i.e., $9,600 in 1997). The first 4% of employee savings is matched by a Company contribution of $.50 for each $1.00 of employee contribution. Such matching contributions shall be 100% vested following completion of five years of service. Additionally, the Company may contribute an annual discretionary contribution to the plan. Such benefits are allocated to participant accounts as a percentage of base compensation of such participant to the base compensation of all participants. At the end of each fiscal year, the Board of Directors determines whether to make a discretionary contribution and the amount of the contribution to the 401(k) Plan, based upon a number of factors, such as the Company's retained earnings, profits, regulatory capital and overall employee performance. Benefits are payable upon termination of employment, retirement, death, disability or plan termination. It is intended that the 401(k) Plan operate in compliance with the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"), and the requirements of Section 401(a) of the Code. Total Company contributions to the 401(k) Plan for all employees for the fiscal year ended March 31, 1997, were $7,213.

Severance Agreements. The Bank has entered into severance agreements with Joanne Miller, President and Chief Operating Officer, and four other employees. In accordance with the agreements, the employees may be terminated by the Bank for "just cause" as defined in the agreements. Joanne Miller's agreement contains a provision stating that in the event of the termination of employment absent just cause in connection with any change in control of the Bank, Ms. Miller will be paid an amount equal to 2.99 times the five year average taxable compensation and the costs associated with maintaining coverage under the Bank's medical and dental insurance reimbursement plans for a period of one year thereafter. The other severance agreements have provisions relating to severance payments equal to 100% of current salary in the event of termination of employment following a change in control. If payments as a result of a change in control, as defined in the agreements, were to be made under all five agreements as of March 31, 1997, such payments would equal up to approximately $377,000 in the aggregate. The aggregate payments that would be made to such individuals would be an expense to the Bank, thereby reducing net income of the Bank when and if paid.

Stock Option Plans

      In connection with the Bank's Reorganization in 1993, the Bank's Board of Directors adopted the 1993 Stock Option Plans (the "Option Plans"), which were ratified by the Bank's stockholders in July 1994. In accordance with the Option Plans, 39,224 shares are presently reserved for issuance by the Company upon exercise of stock options to be granted to officers, directors and other key employees of the Company from time to time under the Option Plans. The purpose of the Option Plans is to attract and retain the best available personnel for positions of substantial responsibility and to provide additional incentives to certain officers, directors and key employees by facilitating their purchase of a stock interest in the Company.

      The Option Plans are administered by a committee of at least three non-employee directors designated by the Board of Directors (the "Option Committee"). Such members of the Option Committee shall be deemed "disinterested" within the meaning of Rule 16b-3 pursuant to the Securities Exchange Act of 1934. Directors Caruso, Becker and Durgin have been selected to serve as the members of the Option Committee. The Option Committee, within its business judgment, will select the officers and employees to whom options are to be granted and the number of shares to be granted. Options will be granted based upon several factors, including seniority, job position, job performance, the Company's performance and a comparison of options given by other institutions. No options were awarded during the fiscal year ended March 31, 1997.

      The following table sets forth for the fiscal year ended March 31, 1997, the year end value of stock options held by William J. Woods, Chairman and Chief Executive Officer, pursuant to the Company's 1993 Stock Option Plans.

                    OPTION EXERCISES AND YEAR END VALUE TABLE

      Aggregated Option Exercises in Last Fiscal Year, and Fiscal Year End
                            ("FY-End") Option Value


                                                              Number of Securities
                                                               Underlying Unexercise          Value of Unexercised
                                                                     Options                  In-The-Money Options
                                                                  at FY-End (#)                  at FY-End ($)(1)
                                                              -----------------------       -------------------------
                    Shares Acquired
Name                on Exercise (#)   Value Realized($)(1)   Exercisable/Unexercisable      Exercisable/Unexercisable
-----               ---------------   --------------------   -------------------------      -------------------------

William J. Woods           --                  --                  8,929/0                      $109,470/0


-----------------
(1) Market value of the underlying securities at fiscal year-end based upon the last reported sale price on March 31, 1997 of $19.00 per share, minus the average exercise price of $6.74 per share.


Indebtedness of Management and Transactions with Certain Related Parties

      The Bank, like many financial institutions, has followed a policy of granting various types of loans to officers, directors and employees. Currently, all outstanding loans to executive officers and directors of the Company and the Bank and members of their immediate family (A) were made in the ordinary course of business, (B) were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and (C) did not involve more than the normal risk of collectibility or present other unfavorable features. In addition, all such loans are not disclosed as nonaccrual, past due, restructured or potential problems. Furthermore, loans to an affiliate must be approved in advance by a disinterested majority of the Board of Directors of the Bank or be within other guidelines established as a result of applicable regulations. Loans to executive officers and directors of the Company and the Bank, and their affiliates, amounted to approximately $371,874, or 3.7% of the Bank's risk-based capital at March 31, 1997.


--------------------------------------------------------------------------------
      PROPOSAL II -- RATIFICATION OF THE 1997 DIRECTORS STOCK OPTION PLAN
--------------------------------------------------------------------------------

General

      The Company's Board of Directors has adopted the 1997 Directors Stock Option Plan (the "1997 Option Plan"). The 1997 Option Plan is subject to ratification by the Company's stockholders. Pursuant to the 1997 Option Plan, up to 23,000 shares of Common Stock equal to up to approximately 3.6% of the total Common Stock outstanding as of the date of the Board's adoption (June 7, 1997) (the "Effective Date"), are to be reserved under the Company's authorized but unissued shares for issuance by the Company upon exercise of stock options granted to directors from time to time. The purpose of the 1997 Option Plan is to retain qualified personnel as directors to promote the success of the Company's and the Bank's business. Under the 1997 Option Plan, awards may be granted for a period of ten years from the Effective Date. The following summary of the material features of the 1997 Option Plan is qualified in its entirety by reference to the complete provisions of the 1997 Option Plan which is attached hereto as Exhibit A.

      The 1997 Option Plan will be administered by the Board of Directors or a committee of not less than two non-employee directors appointed by the Company's Board of Directors and serving at the pleasure of the Board (the "Option Committee"). The Option Committee may select the directors to whom options are to be granted and the number of options to be granted based upon several factors including prior and anticipated future job duties and responsibilities, job performance, the Bank's financial performance and a comparison of awards given by other institutions. A majority of the members of the Option Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Option Committee.

      Directors who are designated by the Option Committee will be eligible to receive, at no cost to them, options under the 1997 Option Plan (the "Optionees"). Each option granted pursuant to the 1997 Option Plan shall be evidenced by an instrument in such form as the Option Committee shall from time to time approve. Options granted under the 1997 Option Plan will constitute either Incentive Stock Options (options that afford favorable tax treatment to recipients upon compliance with certain restrictions pursuant to Section 422 of the Code and that do not normally result in tax deductions to the Company) or Non-Incentive Stock Options (options that do not afford recipients favorable tax treatment under Section 422 of the Code). Option shares may be paid for in cash, shares of Common Stock, or a combination of both. The Company will receive no monetary consideration for the granting of stock options under the 1997 Option Plan. Further, the Company will receive no consideration other than the option exercise price per share for Common Stock issued to Optionees upon the exercise of those Options.

      Shares issuable under the 1997 Option Plan may be from authorized but unissued shares or shares purchased in the open market. An Option which expires, becomes unexercisable, or is forfeited for any reason prior to its exercise will again be available for issuance under the 1997 Option Plan. No Option or any right or interest therein is assignable or transferable except by will or the laws of descent and distribution. The 1997 Option Plan shall continue in effect for a term of ten years from the Effective Date. Options awarded as of June 7, 1997 under the 1997 Option Plan shall be conditioned upon receipt of stockholder ratification of the 1997 Option Plan.

Stock Options

      The Option Committee may grant either Incentive Stock Options or Non-Incentive Stock Options. In general, if an Optionee ceases to serve as an employee of the Company for any reason other than disability or death, an exercisable Incentive Stock Option may continue to be exercisable for three months but in no event after the expiration date of the option, except as may otherwise be determined by the Option Committee at the time of the award. In the event of the disability or death of an Optionee during employment, an exercisable Incentive Stock Option will continue to be exercisable for one year and two years, respectively, to the extent exercisable by the Optionee immediately prior to the Optionee's disability or death but only if, and to the extent that, the Optionee was entitled to exercise such Incentive Stock Options on the date of termination of employment. The terms and conditions of Non-Incentive Stock Options relating to the effect of an Optionee's termination of employment or service, disability, or death shall be such terms as the Option Committee, in its sole discretion, shall determine at the time of termination of service, disability or death, unless specifically determined at the time of grant of such options.

      The exercise price for the purchase of Common Stock subject to an Option may not be less than one hundred percent (100%) of the Fair Market Value of the Common Stock covered by the Option on the date of grant of such Option. For purposes of determining the Fair Market Value of the Common Stock, the exercise price per share of the Option shall be equal to the last reported sale price of such Common Stock on the date of grant, or if no sales price is reported then the mean between the last bid and ask price on such date, or, if there is no bid and ask price on that date, then on the immediately prior business day on which there was a reported sale or bid and ask price. If no reported price is available, then the exercise price per share shall be determined in good faith by the Option Committee. Actions of the Option Committee taken prior to the commencement of trading of the Common Stock on a business day shall be based upon information reported at the closing of the prior business day. The Option Committee may impose additional conditions upon the right of an Optionee to exercise any Option granted hereunder that are not inconsistent with the terms of the 1997 Option Plan or the requirements for qualification as an Incentive Stock Option, if such Option is intended to qualify as an Incentive Stock Option.

      No shares of Common Stock shall be issued upon the exercise of an Option until full payment therefor has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until shares of Common Stock are issued to the Optionee, except to the extent that dividend equivalent rights are awarded under the 1997 Option Plan. Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Option Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option and shall not be made in the event that the transaction would result in liability to the Optionee and the Company under the Exchange Act or regulations promulgated thereunder.

      The 1997 Option Plan provides that the Board of Directors of the Company may authorize the Option Committee to direct the execution of an instrument providing for the modification, extension, or renewal of any outstanding option, provided that no such modification, extension, or renewal shall confer on the Optionee any right or benefit that could not be conferred on the Optionee by the grant of a new Option at such time, and shall not materially decrease the Optionee's benefits under the Option without the Optionee's consent, except as otherwise provided under the 1997 Option Plan.

Awards Under the 1997 Option Plan

      The Board or the Option Committee shall from time to time determine the employees, officers and directors who shall be granted Awards under the 1997 Option Plan, the number of Awards to be granted to any Participant under the 1997 Option Plan, and whether Awards granted to each Participant under the 1997 Option Plan shall be Incentive Stock Options and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of shares of Common Stock subject to Options to be granted to each such Participant, the Board or the Option Committee may consider the nature of the past and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as may be deemed relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

      Pursuant to the terms of the 1997 Option Plan, Non-Incentive Stock Options to purchase 600 shares of Common Stock have been granted to each of four non-employee Directors of the Company, as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant ($19.50 per share). Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Option Committee, and the exercise price shall be equal to the Fair Market Value of such Common Stock on the date of grant. The Options granted to non-employee Directors on the Effective Date will be immediately exercisable.

      The table below presents information related to stock option awards granted by the Plan Committee as of the date of Board adoption of the Plan on June 7, 1997, subject to ratification of the Plan by stockholders.

                                 NEW PLAN BENEFIT
                         1997 DIRECTORS STOCK OPTION PLAN

                                                                Number of Options
Name and Position                          Dollar Value(1)        to be Granted
------------------------------------------ ---------------      ------------------
William J. Woods
  Chief Executive Officer and Director (2)      N/A                 10,000(3)
Joanne Miller
  Executive Vice President and Director         N/A                 10,000(3)
Harry Randall, Jr. (2)(4)............           N/A                    600(5)
Executive Officer Director Group
 (two persons).......................           N/A                 20,000
Non-Employee Director Group
  (four persons).....................           N/A                  2,400


----------------------
(1) The exercise price of Options is equal to the average of the last reported bid and ask price on June 6, 1997, of $19.50 per share. As of the mailing date, such Options have no ascertainable value. Such Options are immediately exercisable upon stockholder ratification of the Plan.
(2)   Nominee for director.
(3) Such Options shall constitute 5,128 Incentive Stock Options and 4,872 non-incentive stock options, and shall be exercisable for a period of ten years from the June 7, 1997, Date of Grant. If such options are not exercised within three months following termination of employment, all such options shall be deemed non-incentive stock options and shall remain exercisable for the remainder of the ten-year period.
(4)   Mr. Randall is not an employee of the Company or the Bank.
(5) It is anticipated that such options shall be awarded to such individual as of July 15, 1997, following stockholder election as director.

Effect of Mergers, Change of Control and Other Adjustments

      Subject to any required action by the stockholders of the Company, within the sole discretion of the Option Committee, the aggregate number of shares of Common Stock for which Options may be granted hereunder or the number of shares of Common Stock represented by each outstanding Option will be proportionately adjusted for any increase or decrease in the number of issued and outstanding shares of Common Stock resulting from a subdivision or consolidation of shares or the payment of a stock dividend or any other increase or decrease in the number of shares of Common Stock effected without the receipt or payment of consideration by the Company. Subject to any required action by the stockholders of the Company, in the event of any change in control, recapitalization, merger, consolidation, exchange of shares, spin-off,
reorganization,   tender  offer,  partial  or  complete  liquidation,  or  other extraordinary corporate action or event, the Option Committee, in its sole discretion, has the power, prior to or subsequent to the action or events, to
(i) appropriately adjust the number of shares of Common Stock subject to each Option, the exercise price per share of each Option, and the consideration to be given or received by the Company upon the exercise of any outstanding Options;
(ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or (iii) make such other adjustments in connection with the 1997 Option Plan as the Option Committee, in its sole discretion, deems necessary, desirable, appropriate, or advisable. However, no action may be taken by the Option Committee that would cause Incentive Stock Options granted pursuant to the 1997 Option Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, if any, the Option exercise price per share will be adjusted proportionately.

      The Option Committee will at all times have the power to accelerate the exercise date of all Options granted under the 1997 Option Plan. In the case of a Change in Control of the Company as determined by the Option Committee, all outstanding options shall become immediately exercisable. A change in control is defined to include (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity; (iii) a change in control of the Company as otherwise defined or determined by the New Jersey Department of Banking or its regulations; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of Section 13(d) of the Exchange Act and rules and regulations promulgated thereunder) of 25% or more of the outstanding voting securities of the Company by any person, trust, entity, or group. This limitation does not apply to the purchase of shares by underwriters in connection with a pubic offering of Company stock or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan.

      In the event of a Change in Control, the Option Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of the Change in Control: (i) provide that Options will be assumed, or equivalent options will be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any Substitute Options exchanged for Incentive Stock Options must meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of Substitute Options constitute securities registered in accordance with the Securities Act of 1933, as amended, (the "Securities Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the Securities Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of Substitute Options do not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to the surrendered Options, and (2) the aggregate exercise price of all surrendered Options, or (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to the Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all surrendered Options in exchange for surrendered Options.

      The power of the Option Committee to accelerate the exercise of Options and the immediate exercisability of Options in the case of a Change in Control of the Company could have an anti-takeover effect by making it more costly for a potential acquiror to obtain control of the Company due to the higher number of shares outstanding following such exercise of Options. The power of the Option Committee to make adjustments in connection with the 1997 Option Plan, including adjusting the number of shares subject to Options and canceling Options, prior to or after the occurrence of an extraordinary corporate action, allows the Option Committee to adapt the 1997 Option Plan to operate in changed circumstances, to adjust the 1997 Option Plan to fit a smaller or larger company, and to permit the issuance of Options to new management following an extraordinary corporate action. However, this power of the Option Committee may also have an anti-takeover effect, by allowing the Option Committee to adjust the 1997 Option Plan in a manner to allow the present management of the Company to exercise more Options and hold more shares of the Company's Common Stock, and to possibly decrease the number of Options available to new management of the Company.

      Although the 1997 Option Plan may have an anti-takeover effect, the Board of Directors did not adopt the 1997 Option Plan specifically for anti-takeover purposes. The 1997 Option Plan could render it more difficult to obtain support for stockholder proposals opposed by the Board and management in that recipients of Options could choose to exercise such Options and thereby increase the number of shares for which they hold voting power. Also, the exercise of Options could make it easier for the Board and management to block the approval of certain transactions requiring the voting approval of 80% of the Common Stock in accordance with the Certificate of Incorporation. In addition, the exercise of Options could increase the cost of an acquisition by a potential acquiror.

Amendment and Termination of the 1997 Option Plan

      The Board of Directors may alter, suspend, or discontinue the 1997 Option Plan, except that no action of the Board shall increase the maximum number of shares of Common Stock issuable under the 1997 Option Plan, materially increase the benefits accruing to Optionees under the 1997 Option Plan or materially modify the requirements for eligibility for participation in the 1997 Option Plan unless such action of the Board is subject to ratification by the stockholders of the Company.

Potential Dilutive Effects of the 1997 Option Plan

      The Common Stock to be issued upon the exercise of Options awarded under the 1997 Option Plan may either be authorized but unissued shares of Common Stock or shares purchased in the open market. Because the stockholders of the Company do not have preemptive rights, to the extent that the Company funds the 1997 Option Plan, in whole or in part, with authorized but unissued shares, the interests of current stockholders will be diluted. If upon the exercise of all of the Options, the Company delivers newly issued shares of Common Stock (i.e., 23,000 shares of Common Stock), then the effect to current stockholders would be to dilute their current ownership percentages by approximately 3.4%. Such dilution does not consider the effects of the other stock option plans in effect.

Federal Income Tax Consequences

      Under present federal tax laws, awards under the 1997 Option Plan will have the following consequences:

      1. The grant of an Option will not by itself result in the recognition of taxable income to an Optionee nor entitle the Company to a tax deduction at the time of such grant.

      2. The exercise of an Option which is an "Incentive Stock Option" within the meaning of Section 422 of the Code generally will not, by itself, result in the recognition of taxable income to an Optionee nor entitle the Company to a deduction at the time of such exercise. However, the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of Option exercise is an item of tax preference which may, in certain situations, trigger the alternative minimum tax for an Optionee. An Optionee will recognize capital gain or loss upon resale of the shares of Common Stock received pursuant to the exercise of Incentive Stock Options, provided that such shares are held for at least one year after transfer of the shares or two years after the grant of the Option, whichever is later. Generally, if the shares are not held for that period, the Optionee will recognize ordinary income upon disposition in an amount equal to the difference between the Option exercise price and the Fair Market Value of the Common Stock on the date of exercise, or, if less, the sales proceeds of the shares acquired pursuant to the Option.

      3. The exercise of a Non-Incentive Stock Option will result in the recognition of ordinary income by the Optionee on the date of exercise in an amount equal to the difference between the exercise price and the Fair Market Value of the Common Stock acquired pursuant to the Option.

      4. The Company will be allowed a tax deduction for federal tax purposes equal to the amount of ordinary income recognized by an Optionee at the time the Optionee recognizes such ordinary income.

Accounting Treatment

      The Company expects to use the "intrinsic value based method" as prescribed by APB Opinion 25. Accordingly, neither the grant nor the exercise of an Option under the Option Plan currently requires any charge against earnings under generally accepted accounting principles. In certain circumstances, Common Stock issuable pursuant to outstanding Options which are exercisable under the Option Plan might be considered outstanding for purposes of calculating primary earnings per share and earnings per share on a fully diluted basis.

Stockholder Ratification

      Stockholder ratification of the 1997 Option Plan is being sought to qualify the 1997 Option Plan for the granting of Incentive Stock Options in accordance with the Code, to enable Optionees to qualify for certain exemptive treatment from the short-swing profit recapture provisions of Section 16(b) of the Exchange Act, and to meet the requirements for the tax-deductibility of certain compensation items under Section 162(m) of the Code. An affirmative vote of a majority of the votes present, in person or by proxy, and entitled to vote on the matter at the Meeting, is required to constitute stockholder ratification of this proposal.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" THE RATIFICATION OF THE 1997 DIRECTORS STOCK OPTION PLAN.

--------------------------------------------------------------------------------
            PROPOSAL III -- RATIFICATION OF APPOINTMENT OF AUDITORS
--------------------------------------------------------------------------------

      At the Meeting, stockholders will consider and vote upon the appointment of independent auditors for the Company's fiscal year to end March 31, 1998. RD Hunter & Company LLP was the Company's independent certified public accountant for the fiscal year ended March 31, 1997. The Board of Directors has approved to renew the Company's arrangements with RD Hunter & Company LLP to be its auditors for the fiscal year ending March 31, 1998, subject to ratification by the Company's stockholders. A representative of RD Hunter & Company LLP is expected to be present at the Meeting to respond to stockholders' questions and will have the opportunity to make a statement, if so desired.

      The appointment of the Company's auditors must be approved by a majority of the votes cast by the stockholders of the Company at the Meeting. The Board of Directors recommends that stockholders vote "FOR" the approval of the appointment of RD Hunter & Company LLP as the Company's auditors.

--------------------------------------------------------------------------------
                                 OTHER MATTERS
--------------------------------------------------------------------------------

      The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement, However, if any other matters should properly come before the Meeting, it is intended that proxies in the accompanying form will be voted in respect thereof in accordance with the judgment of the person or persons voting the proxies.

--------------------------------------------------------------------------------
                                 MISCELLANEOUS
--------------------------------------------------------------------------------

      The cost of  solicitation  of proxies  will be borne by the  Company.  The
Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Common Stock. In addition to solicitations by mail, directors, officers, and regular employees of the Company may solicit proxies personally or by telegraph or telephone without receiving additional compensation.

      The Company's 1997 Annual Report to Stockholders, including financial statements, has been mailed to all persons who were listed as stockholders of record as of the close of business on May 28, 1997. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing the Company. Such Annual Report is not to be treated as a part of the proxy solicitation material or as having been incorporated herein by reference.

--------------------------------------------------------------------------------
                             STOCKHOLDER PROPOSALS
--------------------------------------------------------------------------------

      In order to be eligible for inclusion in the Company's proxy materials for the 1998 Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 700-88 Broadway, Westwood, New Jersey 07675, no later than February 9, 1998. Any such proposals shall be subject to the requirements of the proxy rules adopted under the Securities Exchange Act of 1934, as amended.


                                    BY ORDER OF THE BOARD OF DIRECTORS


                                    /s/ Joanne Miller
                                    JOANNE MILLER
                                    SECRETARY
Westwood, New Jersey
June 9, 1997

--------------------------------------------------------------------------------
                         ANNUAL REPORT ON FORM 10-KSB
--------------------------------------------------------------------------------
A COPY OF THE ANNUAL REPORT ON FORM 10-KSB AS FILED WITH THE SEC WILL BE FURNISHED WITHOUT CHARGE TO STOCKHOLDERS AS OF THE RECORD DATE UPON WRITTEN REQUEST TO THE SECRETARY, WESTWOOD FINANCIAL CORPORATION, 700- 88 BROADWAY, WESTWOOD, NEW JERSEY 07675.
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                        WESTWOOD FINANCIAL CORPORATION

--------------------------------------------------------------------------------
                        ANNUAL MEETING OF STOCKHOLDERS
                                 JULY 15, 1997
--------------------------------------------------------------------------------

      The undersigned hereby appoints the official proxy committee of the Board of Directors of the Company with full powers of substitution to act, as attorneys and proxies for the undersigned, to vote all shares of Common Stock of the Company which the undersigned is entitled to vote at the Annual Meeting of Stockholders, to be held at Westwood's office at 700-88 Broadway, Westwood, New Jersey, on Tuesday, July 15, 1997, at 4:00 p.m. and at any and all adjournments thereof, as follows:

1.    The election as director of all nominees        FOR           WITHHELD
      listed below for the terms listed (except
      as marked to the contrary below).               |_|              |_|

            William J. Woods
            Harry Randal, Jr.


      INSTRUCTIONS:     To  withhold  your vote for any  individual  nominee(s),
                        write the nominee's name on the line below.

                            ------------------------

2.    The ratification of the 1997 Stock             FOR           AGAINST        ABSTAIN
      Option Plan                                    ---           -------        -------
                                                     |_|             |_|            |_|

3.    The ratification of the appointment of Rd      FOR           AGAINST        ABSTAIN
      Hunter & Company LLP as auditor for            ---           -------        -------
      the Company for the fiscal year ending         |_|             |_|            |_|
      March 31, 1998.


      The Board of Directors recommends a vote "FOR" all of the listed propositions.

--------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS SIGNED PROXY WILL BE VOTED FOR EACH OF THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING. THIS PROXY ALSO CONFERS DISCRETIONARY AUTHORITY ON THE OFFICIAL PROXY COMMITTEE TO VOTE WITH RESPECT TO THE ELECTION OF ANY PERSON AS DIRECTOR WHERE THE NOMINEE IS UNABLE TO SERVE OR FOR GOOD CAUSE WILL NOT SERVE, AND MATTERS INCIDENT TO THE CONDUCT OF THE 1997 ANNUAL MEETING.
--------------------------------------------------------------------------------

               THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS

      Should the undersigned be present and elects to vote at the Annual Meeting, or at any adjournment thereof, and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

      The undersigned acknowledges receipt from the Company prior to the execution of this proxy of notice of the Meeting, a proxy statement dated June 9, 1997, and the 1997 Annual Report to Stockholders.


Dated:                , 1997      |_|   Please check here if you plan to attend
       ---------------                  the Meeting.


----------------------------------        -------------------------------------
PRINT NAME OF STOCKHOLDER                 PRINT NAME OF STOCKHOLDER


----------------------------------        -------------------------------------
SIGNATURE OF STOCKHOLDER                  SIGNATURE OF STOCKHOLDER


Please sign exactly as your name appears on the enclosed card. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, each holder should sign.


--------------------------------------------------------------------------------
PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.
--------------------------------------------------------------------------------

                                                                     Exhibit A

                        WESTWOOD FINANCIAL CORPORATION

                       1997 DIRECTORS STOCK OPTION PLAN


      1. Purpose of the Plan. The Plan shall be known as the Westwood Financial Corporation ("Company") 1997 Directors Stock Option Plan (the "Plan"). The purpose of the Plan is to retain qualified personnel as directors providing services to the Company, or any present or future parent or subsidiary of the Company to promote the success of the business. The Plan is intended to provide for the grant of "Incentive Stock Options," within the meaning of Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") and Non-Incentive Stock Options, options that do not so qualify. The provisions of the Plan relating to Incentive Stock Options shall be interpreted to conform to the requirements of Section 422 of the Code.

       2. Definitions. The following words and phrases when used in this Plan with an initial capital letter, unless the context clearly indicates otherwise, shall have the meaning as set forth below. Wherever appropriate, the masculine pronoun shall include the feminine pronoun and the singular shall include the plural.

            (a) "Award" means the grant by the Committee of an Incentive Stock Option or a Non-Incentive Stock Option, or any combination thereof, as provided in the Plan.

            (b) "Board" shall mean the Board of Directors of the Company, or any successor or parent corporation thereto.

            (c) "Change in Control" shall mean: (i) the sale of all, or a material portion, of the assets of the Company; (ii) the merger or recapitalization of the Company whereby the Company is not the surviving entity;
(iii) a change in control of the Company, as otherwise defined or determined by the New Jersey Department of Banking ("Department") or regulations promulgated by it; or (iv) the acquisition, directly or indirectly, of the beneficial ownership (within the meaning of that term as it is used in Section 13(d) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder) of twenty-five percent (25%) or more of the outstanding voting securities of the Company by any person, trust, entity or group. This limitation shall not apply to the purchase of shares by underwriters in connection with a public offering of Company stock, or the purchase of shares of up to 25% of any class of securities of the Company by a tax-qualified employee stock benefit plan. The term "person" refers to an individual or a corporation, partnership, trust, association, joint venture, pool, syndicate, sole proprietorship, unincorporated organization or any other form of entity not specifically listed herein. The decision of the Committee as to whether a Change in Control has occurred shall be conclusive and binding.

            (d) "Code" shall mean the Internal Revenue Code of 1986, as amended, and regulations promulgated thereunder.

            (e) "Committee" shall mean the Board or the Stock Option Committee appointed by the Board in accordance with Section 5(a) of the Plan.

            (f) "Common Stock" shall mean the common stock of the Company, or any successor or parent corporation thereto.

            (g) "Continuous Employment" or "Continuous Status as an Employee" shall mean the absence of any interruption or termination of employment with the Company or any present or future Parent or Subsidiary of the Company. Employment shall not be considered interrupted in the case of sick leave, military leave or any other leave of absence approved by the Company or in the case of transfers between payroll locations, of the Company or between the Company, its Parent, its Subsidiaries or a successor.

            (h) "Company" shall mean the Westwood Financial Corporation, the parent corporation of the Savings Bank, or any successor or Parent thereof.

            (i) "Director" shall mean a member of the Board of the Company, or any successor or parent corporation thereto.

            (j) "Director Emeritus" shall mean a person serving as a director emeritus, advisory director, consulting director, or other similar position as may be appointed by the Board of Directors of the Savings Bank or the Company from time to time.

            (k) "Disability" means (a) with respect to Incentive Stock Options, the "permanent and total disability" of the Employee as such term is defined at
Section 22(e)(3) of the Code; and (b) with respect to Non-Incentive Stock Options, any physical or mental impairment which renders the Participant incapable of continuing in the employment or service of the Savings Bank or the Parent in his then current capacity as determined by the Committee.

            (l) "Effective Date" shall mean the date specified in Section 14 hereof.

            (m) "Employee" shall mean any person employed by the Company or any present or future Parent or Subsidiary of the Company who is also serving as a Director at the time of the grant of an Award.

            (n) "Fair Market Value" shall mean: (i) if the Common Stock is traded otherwise than on a national securities exchange, then the Fair Market Value per Share shall be equal to the mean between the last bid and ask price of such Common Stock on such date or, if there is no bid and ask price on said date, then on the immediately prior business day on which there was a bid and ask price. If no such bid and ask price is available, then the Fair Market Value shall be determined by the Committee in good faith; or (ii) if the Common Stock is listed on a national securities exchange, then the Fair Market Value per Share shall be not less than the average of the highest and lowest selling price of such Common Stock on such exchange on such date, or if there were no sales on said date, then the Fair Market Value shall be not less than the mean between the last bid and ask price on such date.

            (o) "Incentive Stock Option" or "ISO" shall mean an option to purchase Shares granted by the Committee pursuant to Section 8 hereof which is subject to the limitations and restrictions of Section 8 hereof and is intended to qualify as an incentive stock option under Section 422 of the Code.

            (p) "Non-Incentive Stock Option" or "Non-ISO" shall mean an option to purchase Shares granted pursuant to Section 9 hereof, which option is not intended to qualify under Section 422 of the Code.

            (q) "Option" shall mean an Incentive Stock Option or Non-Incentive Stock Option granted pursuant to this Plan providing the holder of such Option with the right to purchase Common Stock.

            (r) "Optioned Stock" shall mean stock subject to an Option granted pursuant to the Plan.

            (s) "Optionee" shall mean any person who receives an Option or Award pursuant to the Plan.

            (t) "Parent" shall mean any present or future corporation which would be a "parent corporation" as defined in Sections 424(e) and (g) of the Code.

            (u) "Participant" means any Director of the Company or any Parent or Subsidiary of the Company or any other person providing a service to the Company who is selected by the Committee to receive an Award, or who by the express terms of the Plan is granted an Award.

            (v) "Plan" shall mean the Westwood Financial Corporation 1997 Directors Stock Option Plan.

            (w) "Savings Bank" shall mean Westwood Savings Bank, Westwood, New Jersey, or any successor corporation thereto.

            (x)   "Share" shall mean one share of the Common Stock.

            (y) "Subsidiary" shall mean any present or future corporation which constitutes a "subsidiary corporation" as defined in Sections 424(f) and (g) of the Code.

       3. Shares Subject to the Plan. Except as otherwise required by the provisions of Section 12 hereof, the aggregate number of Shares with respect to which Awards may be made pursuant to the Plan shall not exceed *23,000 Shares. Such Shares may either be from authorized but unissued shares or shares purchased in the market for Plan purposes.

      If an Award shall expire, become unexercisable, or be forfeited for any reason prior to its exercise, new Awards may be granted under the Plan with respect to the number of Shares as to which such expiration has occurred.

      4.    Six Month Holding Period.

            Subject to vesting requirements, if applicable, except in the event of death or disability of the Optionee, or a change in control of the Company, a minimum of six months must elapse between

--------
* 3.6% of shares outstanding as of date of Board adoption.

the date of the grant of an Option and the date of the sale of the Common Stock received through the exercise of such Option.

       5.   Administration of the Plan.

            (a) Composition of the Committee. The Plan shall be administered by the Board of Directors of the Company or a Committee which shall consist of not less than two Directors of the Company appointed by the Board and serving at the pleasure of the Board. All persons designated as members of the Committee shall meet the requirements of a "Non-Employee Director" within the meaning of Rule 16b-3 under the Securities Exchange Act of 1934, as amended, as found at 17 CFR ss.240.16b-3.

            (b) Powers of the Committee. The Committee is authorized (but only to the extent not contrary to the express provisions of the Plan or to resolutions adopted by the Board) to interpret the Plan, to prescribe, amend and rescind rules and regulations relating to the Plan, to determine the form and content of Awards to be issued under the Plan and to make other determinations necessary or advisable for the administration of the Plan, and shall have and may exercise such other power and authority as may be delegated to it by the Board from time to time. A majority of the entire Committee shall constitute a quorum and the action of a majority of the members present at any meeting at which a quorum is present shall be deemed the action of the Committee. In no event may the Committee revoke outstanding Awards without the consent of the Participant.

            The President of the Company and such other officers as shall be designated by the Committee are hereby authorized to execute written agreements evidencing Awards on behalf of the Company and to cause them to be delivered to the Participants. Such agreements shall set forth the Option exercise price, the number of shares of Common Stock subject to such Option, the expiration date of such Options, and such other terms and restrictions applicable to such Award as are determined in accordance with the Plan or the actions of the Committee.

            (c) Effect of Committee's Decision. All decisions, determinations and interpretations of the Committee shall be final and conclusive on all persons affected thereby.

       6.   Eligibility for Awards and Limitations.

                   (a) The Committee shall from time to time determine the Directors who shall be granted Awards under the Plan, the number of Awards to be granted to each such persons, and whether Awards granted to each such Participant under the Plan shall be Incentive and/or Non-Incentive Stock Options. In selecting Participants and in determining the number of Shares of Common Stock to be granted to each such Participant, the Committee may consider the nature of the prior and anticipated future services rendered by each such Participant, each such Participant's current and potential contribution to the Company and such other factors as the Committee may, in its sole discretion, deem relevant. Participants who have been granted an Award may, if otherwise eligible, be granted additional Awards.

                  (b) The aggregate Fair Market Value (determined as of the date the Option is granted) of the Shares with respect to which Incentive Stock Options are exercisable for the first time by each Employee during any calendar year (under all Incentive Stock Option plans, as defined in Section 422 of the Code, of the Company or any present or future Parent or Subsidiary of the Company) shall not exceed $100,000. Notwithstanding the prior provisions of this Section 6, the Committee may grant Options in excess of the foregoing limitations, provided said Options shall be clearly and specifically designated as not being Incentive Stock Options.

                  (c) In no event shall Shares subject to Options granted to non-employee Directors in the aggregate under this Plan exceed more than 15% of the total number of Shares authorized for delivery under this Plan pursuant to
Section 3 herein or more than 5% to any individual non-employee Director. In no event shall Shares subject to Options granted to any Employee exceed more than 45% of the total number of Shares authorized for delivery under the Plan.

       7. Term of the Plan.  The Plan shall continue in effect for a term of ten
(10) years from the Effective Date, unless sooner terminated pursuant to Section 17 hereof. No Option shall be granted under the Plan after ten (10) years from the Effective Date.

       8. Terms and Conditions of Incentive Stock Options. Incentive Stock Options may be granted only to Participants who are Employees. Each Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Incentive Stock Option granted pursuant to the Plan shall comply with, and be subject to, the following terms and conditions:

            (a)   Option Price.

                   (i) The price per Share at which each Incentive Stock Option granted by the Committee under the Plan may be exercised shall not, as to any particular Incentive Stock Option, be less than the Fair Market Value of the Common Stock on the date that such Incentive Stock Option is granted.

                  (ii) In the case of an Employee who owns Common Stock representing more than ten percent (10%) of the outstanding Common Stock at the time the Incentive Stock Option is granted, the Incentive Stock Option exercise price shall not be less than one hundred and ten percent (110%) of the Fair Market Value of the Common Stock on the date that the Incentive Stock Option is granted.

            (b) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at the Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company, and no Optionee shall have any of the rights of a stockholder of the Company until Shares of Common Stock are issued to the Optionee.

            (c) Term of Incentive Stock Option. The term of exercisability of each Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Incentive Stock Option is granted, provided that in the case of an Employee who owns stock representing more than ten percent (10%) of the Common Stock outstanding at the time the Incentive Stock Option is granted, the term of exercisability of the Incentive Stock Option shall not exceed five (5) years.

            (d) Exercise Generally. Except as otherwise provided in Section 10 hereof, no Incentive Stock Option may be exercised unless the Optionee shall have been in the employ of the Company at all times during the period beginning with the date of grant of any such Incentive Stock Option and ending on the date three (3) months prior to the date of exercise of any such Incentive Stock Option. The Committee may impose additional conditions upon the right of an Optionee to exercise any Incentive Stock Option granted hereunder which are not inconsistent with the terms of the Plan or the requirements for qualification as an Incentive Stock Option.

            (e) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held an Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

            (f) Transferability. An Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

       9. Terms and Conditions of Non-Incentive Stock Options. Each Non-Incentive Stock Option granted pursuant to the Plan shall be evidenced by an instrument in such form as the Committee shall from time to time approve. Each Non-Incentive Stock Option granted pursuant to the Plan shall comply with and be subject to the following terms and conditions.

            (a) Options  Granted to  Directors.  Subject to the  limitations  of
Section 6(c), Non- Incentive Stock Options to purchase 600 shares of Common Stock will be granted to each Director who is not an Employee as of the Effective Date, at an exercise price equal to the Fair Market Value of the Common Stock on such date of grant ($19.50 per share). The Options shall be immediately exercisable on the Effective Date, subject to stockholder ratification of the Plan. Such Options shall continue to be exercisable for a period of ten years following the date of grant without regard to the continued services of such Director as a Director or Director Emeritus. In the event of the Optionee's death, such Options may be exercised by the personal representative of his estate or person or persons to whom his rights under such Option shall have passed by will or by the laws of descent and distribution. Options may be granted to newly appointed or elected non-employee Directors within the sole discretion of the Committee. The exercise price per Share of such Options granted shall be equal to the Fair Market Value of the Common Stock at the time such Options are granted. Unless otherwise inapplicable, or inconsistent with the provisions of this paragraph, the Options to be granted to Directors hereunder shall be subject to all other provisions of this Plan.

            (b) Option Price. The exercise price per Share of Common Stock for each Non-Incentive Stock Option granted pursuant to the Plan shall be at such price as the Committee may determine in its sole discretion, but in no event less than the Fair Market Value of such Common Stock on the date of grant as determined by the Committee in good faith.

            (c) Payment. Full payment for each Share of Common Stock purchased upon the exercise of any Non-Incentive Stock Option granted under the Plan shall be made at the time of exercise of each such Non-Incentive Stock Option and shall be paid in cash (in United States Dollars), Common Stock or a combination of cash and Common Stock. Common Stock utilized in full or partial payment of the exercise price shall be valued at its Fair Market Value at the date of exercise. The Company shall accept full or partial payment in Common Stock only to the extent permitted by applicable law. No Shares of Common Stock shall be issued until full payment has been received by the Company and no Optionee shall have any of the rights of a stockholder of the Company until the Shares of Common Stock are issued to the Optionee.

            (d) Term. The term of exercisability of each Non-Incentive Stock Option granted pursuant to the Plan shall be not more than ten (10) years from the date each such Non-Incentive Stock Option is granted.

            (e)  Exercise   Generally.   The  Committee  may  impose  additional
conditions upon the right of any Participant to exercise any Non-Incentive Stock Option granted hereunder which is not inconsistent with the terms of the Plan.

            (f) Cashless Exercise. Subject to vesting requirements, if applicable, an Optionee who has held a Non-Incentive Stock Option for at least six months may engage in the "cashless exercise" of the Option. Upon a cashless exercise, an Optionee shall give the Company written notice of the exercise of the Option together with an order to a registered broker-dealer or equivalent third party, to sell part or all of the Optioned Stock and to deliver enough of the proceeds to the Company to pay the Option exercise price and any applicable withholding taxes. If the Optionee does not sell the Optioned Stock through a registered broker-dealer or equivalent third party, the Optionee can give the Company written notice of the exercise of the Option and the third party purchaser of the Optioned Stock shall pay the Option exercise price plus any applicable withholding taxes to the Company.

            (g) Transferability. Any Non-Incentive Stock Option granted pursuant to the Plan shall be exercised during an Optionee's lifetime only by the Optionee to whom it was granted and shall not be assignable or transferable otherwise than by will or by the laws of descent and distribution.

      10.   Effect  of  Termination  of  Employment,   Disability  or  Death  on
Incentive Stock Options.

            (a) Termination of Employment. In the event that any Optionee's employment with the Company shall terminate for any reason, other than Disability or death, all of any such Optionee's Incentive Stock Options, and all of any such Optionee's rights to purchase or receive Shares of Common Stock pursuant thereto, shall automatically terminate on (A) the earlier of (i) or
(ii): (i) the respective expiration dates of any such Incentive Stock Options, or (ii) the expiration of not more than three (3) months after the date of such termination of employment; or (B) at such later date as is determined by the Committee at the time of the grant of such Award based upon the Optionee's continuing status as a Director or Director Emeritus of the Savings Bank or the Company, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment, and further that such Award shall thereafter be deemed a Non-Incentive Stock Option. In the event that a Subsidiary ceases to be a Subsidiary of the Company, the employment of all of its employees who are not immediately thereafter employees of the Company shall be deemed to terminate upon the date such Subsidiary so ceases to be a Subsidiary of the Company.

            (b) Disability. In the event that any Optionee's employment with the Company shall terminate as the result of the Disability of such Optionee, such Optionee may exercise any Incentive Stock Options granted to the Optionee pursuant to the Plan at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is one (1) year after the date of such termination of employment, but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of such termination of employment.

            (c) Death. In the event of the death of an Optionee, any Incentive Stock Options granted to such Optionee may be exercised by the person or persons to whom the Optionee's rights under any such Incentive Stock Options pass by will or by the laws of descent and distribution (including the Optionee's estate during the period of administration) at any time prior to the earlier of (i) the respective expiration dates of any such Incentive Stock Options or (ii) the date which is two (2) years after the date of death of such Optionee but only if, and to the extent that, the Optionee was entitled to exercise any such Incentive Stock Options at the date of death. For purposes of this Section 10(c), any Incentive Stock Option held by an Optionee shall be considered exercisable at the date of his death if the only unsatisfied condition precedent to the exercisability of such Incentive Stock Option at the date of death is the passage of a specified period of time. At the discretion of the Committee, upon exercise of such Options the Optionee may receive Shares or cash or a combination thereof. If cash shall be paid in lieu of Shares, such cash shall be equal to the difference between the Fair Market Value of such Shares and the exercise price of such Options on the exercise date.

            (d) Incentive Stock Options Deemed Exercisable. For purposes of Sections 10(a), 10(b) and 10(c) above, any Incentive Stock Option held by any Optionee shall be considered exercisable at the date of termination of employment if any such Incentive Stock Option would have been exercisable at such date of termination of employment without regard to the Disability or death of the Participant.

            (e) Termination of Incentive Stock Options. Except as may be specified by the Committee at the time of grant of an Option, to the extent that any Incentive Stock Option granted under the Plan to any Optionee whose employment with the Company terminates shall not have been exercised within the applicable period set forth in this Section 10, any such Incentive Stock Option, and all rights to purchase or receive Shares of Common Stock pursuant thereto, as the case may be, shall terminate on the last day of the applicable period.

      11. Effect of Termination of Employment, Disability or Death on Non-Incentive Stock Options. The terms and conditions of Non-Incentive Stock Options relating to the effect of the termination of an Optionee's employment or service, Disability of an Optionee or his death shall be such terms and conditions as the Committee shall, in its sole discretion, determine at the time of termination of service, unless specifically provided for by the terms of the Agreement at the time of grant of the Award.


      12. Recapitalization, Merger, Consolidation, Change in Control and Other Transactions.

            (a) Adjustment. Subject to any required action by the stockholders of the Company, within the sole discretion of the Committee, the aggregate number of Shares of Common Stock for which Options may be granted hereunder, the number of Shares of Common Stock covered by each outstanding Option, and the exercise price per Share of Common Stock of each such Option, shall all be proportionately adjusted for any increase or decrease in the number of issued and outstanding Shares of

Common Stock resulting from a subdivision or consolidation of Shares (whether by reason of merger, consolidation, recapitalization, reclassification, split-up, combination of shares, or otherwise) or the payment of a stock dividend (but only on the Common Stock) or any other increase or decrease in the number of such Shares of Common Stock effected without the receipt or payment of
consideration   by  the  Company   (other   than   Shares  held  by   dissenting
stockholders).

            (b) Change in Control. All outstanding Awards shall become immediately exercisable in the event of a Change in Control of the Company, as determined by the Committee. In the event of such a Change in Control, the Committee and the Board of Directors will take one or more of the following actions to be effective as of the date of such Change in Control:

            (i) provide that such Options shall be assumed, or equivalent options shall be substituted, ("Substitute Options") by the acquiring or succeeding corporation (or an affiliate thereof), provided that: (A) any such Substitute Options exchanged for Incentive Stock Options shall meet the requirements of Section 424(a) of the Code, and (B) the shares of stock issuable upon the exercise of such Substitute Options shall constitute securities registered in accordance with the Securities Act of 1933, as amended, ("1933 Act") or such securities shall be exempt from such registration in accordance with Sections 3(a)(2) or 3(a)(5) of the 1933 Act, (collectively, "Registered Securities"), or in the alternative, if the securities issuable upon the exercise of such Substitute Options shall not constitute Registered Securities, then the Optionee will receive upon consummation of the Change in Control transaction a cash payment for each Option surrendered equal to the difference between (1) the Fair Market Value of the consideration to be received for each share of Common Stock in the Change in Control transaction times the number of shares of Common Stock subject to such surrendered Options, and (2) the aggregate exercise price of all such surrendered Options, or

            (ii) in the event of a transaction under the terms of which the holders of the Common Stock of the Company will receive upon consummation thereof a cash payment (the "Merger Price") for each share of Common Stock exchanged in the Change in Control transaction, to make or to provide for a cash payment to the Optionees equal to the difference between (A) the Merger Price times the number of shares of Common Stock subject to such Options held by each Optionee (to the extent then exercisable at prices not in excess of the Merger Price) and (B) the aggregate exercise price of all such surrendered Options in exchange for such surrendered Options.

            (c) Extraordinary Corporate Action. Notwithstanding any provisions of the Plan to the contrary, subject to any required action by the stockholders of the Company, in the event of any Change in Control, recapitalization, merger, consolidation, exchange of Shares, spin-off, reorganization, tender offer, partial or complete liquidation or other extraordinary corporate action or event, the Committee, in its sole discretion, shall have the power, prior or subsequent to such action or event to:

                   (i) appropriately adjust the number of Shares of Common Stock subject to each Option, the Option exercise price per Share of Common Stock, and the consideration to be given or received by the Company upon the exercise of any outstanding Option;

                  (ii) cancel any or all previously granted Options, provided that appropriate consideration is paid to the Optionee in connection therewith; and/or

                   (iii) make such other adjustments in connection with the Plan as the Committee, in its sole discretion, deems necessary, desirable, appropriate or advisable; provided, however, that no action shall be taken by the Committee which would cause Incentive Stock Options granted pursuant to the Plan to fail to meet the requirements of Section 422 of the Code without the consent of the Optionee.

            (d) Acceleration. The Committee shall at all times have the power to accelerate the exercise date of Options previously granted under the Plan.

            (e) Non-recurring Dividends. Upon the payment of a special or non-recurring cash dividend that has the effect of a return of capital to the stockholders, the Option exercise price per share shall be adjusted proportionately.

      Except as expressly provided in Sections 12(a), 12(b) and 12(e) hereof, no Optionee shall have any rights by reason of the occurrence of any of the events described in this Section 12.

      13. Time of Granting Options. The date of grant of an Option under the Plan shall, for all purposes, be the date on which the Committee makes the determination of granting such Option. Notice of the grant of an Option shall be given to each individual to whom an Option is so granted within a reasonable time after the date of such grant in a form determined by the Committee.

      14. Effective Date. The Plan shall become effective upon the date of approval of the Plan by the Company.

      15.   Ratification  by  Stockholders.   The  Plan  shall  be  ratified  by
stockholders of the Company within twelve (12) months before or after the date the Plan is approved by the Board.

      16. Modification of Options. At any time and from time to time, the Board may authorize the Committee to direct the execution of an instrument providing for the modification of any outstanding Option, provided no such modification, extension or renewal shall confer on the holder of said Option any right or benefit which could not be conferred on the Optionee by the grant of a new Option at such time, or shall not materially decrease the Optionee's benefits under the Option without the consent of the holder of the Option, except as otherwise permitted under Section 17 hereof.

      17.   Amendment and Termination of the Plan.

            (a) Action by the Board. The Board may alter, suspend or discontinue the Plan, except that no action of the Board may increase (other than as provided in Section 12 hereof) the maximum number of Shares permitted to be optioned under the Plan, materially increase the benefits accruing to
Participants under the Plan or materially modify the requirements for eligibility for participation in the Plan unless such action of the Board shall be subject to ratification by the stockholders of the Company.

            (b) Change in Applicable Law. Notwithstanding any other provision contained in the Plan, in the event of a change in any federal or state law, rule or regulation which would make the exercise of all or part of any previously granted Option unlawful or subject the Company to any penalty, the Committee may restrict any such exercise without the consent of the Optionee or other holder thereof in order to comply with any such law, rule or regulation or to avoid any such penalty.

      18. Conditions Upon Issuance of Shares; Limitations on Option Exercise; Cancellation of Option Rights.

      (a) Shares shall not be issued with respect to any Option granted under the Plan unless the issuance and delivery of such Shares shall comply with all relevant provisions of applicable law, including, without limitation, the Securities Act of 1933, as amended, the rules and regulations promulgated thereunder, any applicable state securities laws and the requirements of any stock exchange upon which the Shares may then be listed.

      (b) The inability of the Company to obtain any necessary authorizations, approvals or letters of non-objection from any regulatory body or authority deemed by the Company's counsel to be necessary to the lawful issuance and sale of any Shares issuable hereunder shall relieve the Company of any liability with respect to the non-issuance or sale of such Shares.

      (c) As a condition to the exercise of an Option, the Company may require the person exercising the Option to make such representations and warranties as may be necessary to assure the availability of an exemption from the registration requirements of federal or state securities law.

      (d) Notwithstanding anything herein to the contrary, upon the termination of employment or service of an Optionee by the Company or its Subsidiaries for "cause" as determined by the Board of Directors, all Options held by such Participant shall cease to be exercisable as of the date of such termination of employment or service.

      (e) Upon the exercise of an Option by an Optionee (or the Optionee's personal representative), the Committee, in its sole and absolute discretion, may make a cash payment to the Optionee, in whole or in part, in lieu of the delivery of shares of Common Stock. Such cash payment to be paid in lieu of delivery of Common Stock shall be equal to the difference between the Fair Market Value of the Common Stock on the date of the Option exercise and the exercise price per share of the Option. Such cash payment shall be in exchange for the cancellation of such Option. Such cash payment shall not be made in the event that such transaction would result in liability to the Optionee or the Company under Section 16(b) of the Securities Exchange Act of 1934, as amended, and regulations promulgated thereunder.

      19. Reservation of Shares. During the term of the Plan, the Company will reserve and keep available a number of Shares sufficient to satisfy the requirements of the Plan.

      20. Unsecured Obligation. No Participant under the Plan shall have any interest in any fund or special asset of the Company by reason of the Plan or the grant of any Option under the Plan. No trust fund shall be created in connection with the Plan or any grant of any Option hereunder and there shall be no required funding of amounts which may become payable to any Participant.

      21. Withholding Tax. The Company shall have the right to deduct from all amounts paid in cash with respect to the cashless exercise of Options under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option, the Company shall have the right to require the Participant or such other person to pay the Company the amount of any taxes which the Company is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or to sell without notice, a number of such Shares sufficient to cover the amount required to be withheld.

      22. No Employment Rights. No Director, Employee or other person shall have a right to be selected as a Participant under the Plan. Neither the Plan nor any action taken by the Committee in administration of the Plan shall be construed as giving any person any rights of employment or retention as an Employee, Director or in any other capacity with the Company, the Savings Bank or other Subsidiaries.

      23. Governing Law. The Plan shall be governed by and construed in accordance with the laws of the State of New Jersey, except to the extent that federal law shall be deemed to apply.

                                  SCHEDULE 14A
                                 (Rule 14a-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
           Proxy Statement Pursuant to Section 14(a) of the Securities
                      Exchange Act of 1934 (Amendment No. )


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